UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2013

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On September 24, 2013, the Compensation Committee of the Board of Directors of Geron Corporation (the “Company” or “Geron”) approved, and effective September 24, 2013, the Company entered into, an amendment to the employment agreements between the Company and each of the following executive officers of the Company: Melissa A. Kelly Behrs, Senior Vice President, Portfolio and Alliance Management (the “Behrs Employment Agreement Amendment”), Olivia K. Bloom, Senior Vice President, Finance, Chief Financial Officer and Treasurer (the “Bloom Employment Agreement Amendment”), Craig C. Parker, Senior Vice President, Corporate Development (the “Parker Employment Agreement Amendment”), and Stephen N. Rosenfield, Executive Vice President, General Counsel and Corporate Secretary (the “Rosenfield Employment Agreement Amendment”). Collectively, the Behrs Employment Agreement Amendment, Bloom Employment Agreement Amendment, Parker Employment Agreement Amendment and Rosenfield Employment Agreement Amendment are referred to herein as the “Employment Agreement Amendments”.

     Each of the Employment Agreement Amendments identifies the terms under which an executive officer will forfeit his/her annual bonus. If the Company determines, in the case of any of the above-named executive officers, that such executive officer has engaged in any misconduct intended to affect the payment of his/her annual bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his/her employment, as defined by his/her employment agreement, such executive will automatically and immediately forfeit his/her entire annual bonus. If the annual bonus has already been paid to such executive officer, it will be deemed unearned, and the Company shall have the right to recover the entire amount of the annual bonus. Under each of the Employment Agreement Amendments, the Company and each of the above-named executive officers also agreed that any options or other exercisable equity interest in the Company granted to each such executive officer prior to or subsequently to the date of the applicable Employment Agreement Amendment, will remain outstanding and exercisable until the earlier of (i) the second (2nd) anniversary of the date of termination of such executive officer’s services to the Company or (ii) the original expiration date of the option or other equity interest, under a Covered Termination (as defined in the respective executive officer’s employment agreement).

     The foregoing description of the Employment Agreement Amendments is a summary of the material terms of such Employment Agreement Amendments, and is qualified in its entirety by reference to the Employment Agreement Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

     (d)       Exhibits.

Exhibit No.	Description
10.1	First Amendment to Employment Agreement between Geron Corporation and Melissa A. Kelly Behrs, effective as of September 24, 2013.
10.2	First Amendment to Employment Agreement between Geron Corporation and Olivia K. Bloom, effective as of September 24, 2013.
10.3	First Amendment to Employment Agreement between Geron Corporation and Craig C. Parker, effective as of September 24, 2013.
10.4	First Amendment to Employment Agreement between Geron Corporation and Stephen N. Rosenfield, effective as of September 24, 2013.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: September 27, 2013	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Employment Agreement between Geron Corporation and Melissa A. Kelly Behrs, effective as of September 24, 2013.
10.2	First Amendment to Employment Agreement between Geron Corporation and Olivia K. Bloom, effective as of September 24, 2013.
10.3	First Amendment to Employment Agreement between Geron Corporation and Craig C. Parker, effective as of September 24, 2013.
10.4	First Amendment to Employment Agreement between Geron Corporation and Stephen N. Rosenfield, effective as of September 24, 2013.